UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2009

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 28, 2009, the Compensation Committee of the Board of Directors of Sears Holdings Corporation (the “Company”) approved the Sears Holdings Corporation 2009 Annual Incentive Plan (the “2009 AIP”) and the Sears Holdings Corporation 2009 Long-Term Incentive Program (LTIP) (“2009 LTIP”).

The following are brief descriptions of the material terms and conditions of the 2009 AIP and 2009 LTIP. These descriptions are qualified in their entirety by reference to the complete texts of the 2009 AIP and 2009 LTIP, which the Company intends to file as exhibits to its Quarterly Report on Form 10-Q for its fiscal quarter ending May 2, 2009.

2009 AIP

The 2009 AIP provides the opportunity for salaried and certain corporate hourly employees of the Company, including its executive officers, to receive an incentive equal to percentage of his or her base salary subject to the attainment of performance goals during the 2009 fiscal year.

Awards under the 2009 AIP represent the right to receive cash or, at the discretion of the Compensation Committee, shares of the Company’s common stock in lieu of cash or a combination of cash and shares. The issuance of common stock under the 2009 AIP is contingent on the availability of shares of stock under a shareholder approved plan of the Company providing for the issuance of shares in satisfaction of 2009 AIP awards.

The performance parameters established under the 2009 AIP that apply to the named executive officers are as follows:

	Threshold for Payment	Target	Maximum
Performance Results	90% of 2009 EBITDA	100% of EBITDA	No cap

AIP Award	60% of Target Payout	100% of Target Payout	Over 100%, for each 1% EBITDA exceeds Target an additional 2% increase in award

Performance measures under the 2009 AIP for the named executive officers are based solely on SHC EBITDA, which, as defined in the 2009 AIP, means earnings of the Company and its subsidiaries (other than Sears Canada) before interest, taxes, depreciation and amortization for the performance period computed as operating income for the applicable reporting period, less depreciation and amortization and gains/(losses) on sales of assets. In addition, SHC EBITDA is adjusted to exclude significant litigation or claim judgments or settlements (defined as matters which are $1 million or more) including the costs related thereto; the effect of purchase accounting and changes in accounting methods; gains, losses and costs associated with acquisitions, divestitures and store closures; integration costs that are disclosed as merger related; and restructuring activities.

The target award percentage (which is a percentage of base salary) for the executive officers named in the Company’s proxy statement for its 2009 annual meeting (the “named executive officers”) is as follows:

Name and Title	Target Award Percentage
W. Bruce Johnson Interim Chief Executive Officer and President	100	%(1)
Michael D. Collins Sr. Vice President and Chief Financial Officer	75%
Richard E. Gerstein Sr. Vice President, Marketing	75%
Scott J. Freidheim Exec. Vice President, Operating and Support Businesses	25	%(2)

(1)	Mr. Johnson’s 2009 AIP award is based on his base salary in effect prior to Mr. Johnson’s voluntary salary reduction.

(2)	Mr. Freidheim’s annual incentive opportunity for fiscal 2009 includes: (a) a special incentive award guaranteeing a payment without regard to company performance and payable outside of the 2009 AIP; and (b) an annual target incentive under the 2009 AIP of 25% of his base salary which component is subject to all performance, payout and other terms of the 2009 AIP.

Base salary information for the named executive officers can be found in the Company’s proxy statement for its 2009 annual meeting filed with the Securities and Exchange Commission on March 17, 2009.

Kevin R. Holt does not participate in the 2009 AIP.

The 2009 AIP also contains performance measures based on business operating profit, as defined in the 2009 AIP. As stated above, the performance measures for each participating named executive officer are based solely on SHC EBITDA.

The Compensation Committee will administer the 2009 AIP for executive officers.

2009 LTIP

The 2009 LTIP provides the opportunity for to employees at the level of divisional vice president and above to receive an incentive award equal to a percentage of his her base salary subject to the attainment of performance goals for a three-year period (fiscal years 2009-2011).

Awards under the 2009 LTIP represent the right to receive cash or, at the discretion of the Compensation Committee, shares of the Company’s common stock in lieu of cash or a combination of cash and shares. The issuance of common stock under the 2009 LTIP is contingent on the availability of shares of stock under a shareholder approved plan of the Company providing for the issuance of shares in satisfaction of 2009 LTIP awards.

The performance parameters established under the 2009 LTIP are as follows:

	Threshold for Payment	Target	Maximum
Performance Results	80% of LTIP EBITDA	100% of LTIP EBITDA	No cap

LTIP Award	60% of Target Payout	100% of Target Payout	Over 100%, for each 1% LTIP EBITDA exceeds Target, an additional 2% in award

Performance measures under the 2009 LTIP are based on LTIP EBITDA (which, as defined in the 2009 LTIP, generally means earnings of the Company and its subsidiaries (other than Sears Canada) before interest, taxes, depreciation and amortization for the performance period computed as operating income for the applicable reporting period, less depreciation and amortization and gains/(losses) on sales of assets. In addition, LTIP EBITDA is adjusted to exclude significant litigation or claim judgments or settlements (defined as matters which are $1 million or more) including the costs related thereto; the effect of purchase accounting and changes in accounting methods; gains, losses and costs associated with acquisitions, divestitures and store closures; integration costs that are disclosed as merger related; and restructuring activities for the relevant three-year period.

The target award percentage (which is a percentage of base salary) for the named executive officers is as follows:

Name and Title	Target Award Percentage
W. Bruce Johnson Interim Chief Executive Officer and President	200	%(1)
Michael D. Collins Sr. Vice President and Chief Financial Officer	150%
Richard E. Gerstein Sr. Vice President, Marketing	100%
Scott J. Freidheim Exec. Vice President, Operating and Support Businesses	150%

(1)	Mr. Johnson’s 2009 LTIP award is based on his base salary in effect prior to Mr. Johnson’s voluntary salary reduction.

Base salary information for the named executive officers can be found in the Company’s proxy statement for its 2009 annual meeting filed with the Securities and Exchange Commission on March 17, 2009.

Mr. Holt does not participate in the 2009 LTIP.

The 2009 LTIP will be administered by the Compensation Committee for executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ William K. Phelan
William K. Phelan Senior Vice President and Controller

Date: May 4, 2009